Exhibit 24
                                                                      ----------

                                POWER OF ATTORNEY

         We, the undersigned Officers and Directors of Precision Auto Care, Inc. (the "Corporation") hereby constitute and appoint John F. Ripley and Arnold Janofsky, and each of them, with power of substitution and resubstitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, (i) one or more Registration Statements on Form S- 8 (or other applicable form), (ii) all amendments thereto (including post-effective amendments), and (iii) all other documents that may be required in connection therewith (including a Registration Statement filed under Rule 462(b) of the Securities Act of 1933, as amended), for the purpose of registering under the Securities Act of 1933 up to 87,500 shares of the Corporation's Common Stock which may be sold by selling stockholders for sale to the public. By execution of this Power of Attorney, the undersigned ratifies and confirms all that each of the aforesaid attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                      Title                        Date
     ---------                      -----                        ----

/s/ Lynn E. Caruthers
---------------------
Lynn E. Caruthers              Chairperson and Director       February 18, 1998


/s/ John F. Ripley
---------------------
John F. Ripley                 President and Chief            February 18, 1998
                               Executive Officer
                               and Director

/s/ William R. Klumb
---------------------
William R. Klumb               Vice President-Precision       February 18, 1998
                               Auto Wash Operations and
                               Director

     Signature                      Title                        Date
     ---------                      -----                        ----

/s/ Woodley A. Allen
------------------------
Woodley A. Allen               Director                       February 18, 1998

/s/ George Bavelis
------------------------
George Bavelis                 Director                       February 18, 1998

------------------------
Bernard H. Clineburg           Director                       February 18, 1998

/s/ Clarence E. Deal
------------------------
Clarence E. Deal               Director                       February 18, 1998

/s/ Effie Eliopulos
------------------------
Effie Eliopulos                Director                       February 18, 1998

/s/ Bassam Ibrahim
------------------------
Bassam Ibrahim                 Director                       February 18, 1998

------------------------
Richard O. Johnson             Director                       February 18, 1998

------------------------
Arthur Kellar                  Director                       February 18, 1998

/s/ Harry G. Pappas, Jr.
------------------------
Harry G. Pappas, Jr.           Director                       February 18, 1998

/s/ Gerald Zamensky
-------------------
Gerald Zamensky                Director                       February 18, 1998

/s/ Peter Kendrick
------------------
Peter Kendrick                 Chief Financial Officer        February 18, 1998
                               and Treasurer
                               (Principal Finance and
                               Accounting Officer)

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